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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 28, 2001 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-31556, No. 33-69840, No. 33-56693, No. 333-34249, No. 333-47729, No. 333-62629, No.
333-76633, No. 333-76635, No. 333-80091 and No. 333-40734.






ARTHUR ANDERSEN LLP


Houston, Texas
March 23, 2001




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